Exhibit 10.112

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00173884.0

AMENDMENT

Date of Amendment: June 4, 2015

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (formerly known as Barclays Global Investors, N.A.) (“Licensee”), as previously amended. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement or the November 6 Amendment (defined below), as the case may be.

WHEREAS, MSCI previously granted Licensee the right to use the MSCI indexes identified below as the basis for the Licensee funds identified below in the United States in accordance with the terms of the Amendment (MSCI reference # AMD_00083357.0) between the parties dated November 6, 2012 (the “November 6 Amendment”):

•	iShares Core MSCI Total International Stock ETF which seeks to track the investment results of the MSCI ACWI ex USA IMI Index
•	iShares Core MSCI EAFE ETF which seeks to track the investment results of the MSCI EAFE IMI Index
•	iShares Core MSCI Emerging Markets ETF which seeks to track the investment results of the MSCI Emerging Markets IMI Index

(The term “Fund” as used herein shall have the meaning ascribed to it in the November 6 Amendment.)

WHEREAS, the parties wish to further amend the Agreement to allow for the cross-listing of each Fund identified above, as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Effective as of March 12, 2013, Exhibit B of the Agreement is amended to allow each Fund identified above to be listed and traded on the Mexican Stock Exchange (Bolsa Mexicana de Valores) after such Fund is listed on a United States exchange. Each Fund listed in Mexico must be issued, sold and traded on a public basis in accordance with applicable Mexican securities law. All other terms and restrictions contained in Exhibit B of the Agreement shall apply to each Fund listed in Mexico. For the avoidance of doubt, the *********** attributable to the listing in Mexico shall be included in the total ***********, and the *********** set forth in the November 6 Amendment shall apply with respect to the combined ********************************************. For clarity, there shall be ************************************* ************************************* ***************************************************. Notwithstanding anything to the contrary, but in addition to any other information that Licensee may be required to report to MSCI, Licensee shall, upon MSCI’ s written request from time to time, provide a written report showing the ******************************************* (i) Mexican domiciled stock or security exchanges and (ii) United States domiciled stock or security exchanges.

2.

This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

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A.N.: 130339

AMD_00173884.0

LICENSEE: BlackRock Fund Advisors	MSCI Inc.

By: /s/ Manish Mehta	By: /s/ Alex Gil
Name: Manish Mehta	Name: Alex Gil
(printed)	(printed)
Title: Managing Director	Title: Executive Director

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